Exhibit 99.2
YOUR VOTE IS IMPORTANT Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE ALLIED WASTE INDUSTRIES, INC. Special Meeting of Stockholders of Allied Waste Industries, Inc. To be Held on November 14, 2008 at 11:30 a.m. Mountain time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of John J. Zillmer and Timothy R. Donovan as the undersigned’s P proxies, each with full power to act without the other and with full power of substitution, to vote, as indicated on all matters referred to on the reverse side of this card and described in the joint proxy statement/prospectus, all shares of common stock of Allied Waste Industries, Inc. (“Allied”) which the R undersigned would be entitled to vote if present at the Special Meeting of Stockholders of Allied (“Special Meeting”) to be held on November 14, 2008 at 11:30 a.m., at the Marriott McDowell O Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the notice of and the proxy X statement for the Special Meeting. THE BOARD RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2 DESCRIBED ON THE REVERSE Y SIDE OF THIS CARD. TO VOTE (OR GIVE VOTING INSTRUCTIONS) IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS, SIGN ON THE REVERSE SIDE; NO BOXES NEED TO BE MARKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2 DESCRIBED ON THE REVERSE SIDE OF THIS CARD. (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

ALLIED WASTE INDUSTRIES, INC. OFFERS STOCKHOLDERS OF RECORD THREE WAYS TO VOTE YOUR PROXY Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week. TELEPHONE VOTING INTERNET VOTING VOTING BY MAIL This method of voting is Visit the Internet voting Web site Simply sign and date your available for residents of the at http://proxy.georgeson.com. proxy card and return it in U.S. and Canada. On a touch Have this proxy card ready and the postage-paid envelope tone telephone, call TOLL FREE follow the instructions on your to Georgeson Inc., Wall Street 1-877-412-6959, 24 hours a day, screen. You will incur only your Station, P.O. Box 1101, New 7 days a week. Have this proxy usual Internet charges. Available York, NY 10269-0666. If you card ready, then follow the 24 hours a day, 7 days a week are voting by telephone or the prerecorded instructions. Your until 11:59 p.m. Mountain Time Internet, please do not mail vote will be confirmed and cast on November 13, 2008. your proxy card. as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. Mountain Time on November 13, 2008. WDETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL W X Please mark votes as in this example. The Board of Directors recommends a vote FOR items 1 and 2. To vote in accordance with the Board’s recommendations, just sign below; no boxes need to be checked. FOR AGAINST ABSTAIN Item 1. Approval of the proposal to adopt the Agreement and Plan of Merger, dated as of June 22, 2008, as amended July 31, 2008, among Republic Services, Inc., RS Merger Wedge, Inc., a wholly owned subsidiary of Republic formed for the purpose of the merger, and Allied Waste Industries, Inc., as described in the accompanying joint proxy statement/prospectus. FOR AGAINST ABSTAIN Item 2. Approval of proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal. Approval of Item 1 is a condition to completion of the merger. Therefore, the completion of the merger cannot proceed without the approval of Item 1. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the Special Meeting in accordance with your instructions if you do not plan to attend the Special Meeting and vote in person. Please indicate any change in address. Dated: , 2008 Signature: Signature if held jointly Please sign exactly as the name appears on this proxy card. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.